Exhibit 10.27

Pursuant to Item 601(b)(10)(iv) of Regulation S-K, certain confidential information has been excluded from this document because JEPLAN, Inc. (“JEPLAN”) has determined that the information (i) is both not material and (ii) is the type that JEPLAN treats as private or confidential. Such information is marked in the document by exhibit with an asterisk [**].

[ENGLISH TRANSLATION]

Memorandum on the Purchase Quantity of Recycled PET Resin for Fiscal Year 2023

Asahi Soft Drinks Co., Ltd. (hereinafter referred to as “Party A”), JEPLAN, Inc. (hereinafter referred to as “Party B”), and PET Refine Technology Co., Ltd. (hereinafter referred to as “Party C”) have agreed on the following in relation to the Agreement on the Purchase of Recycled PET Resin (hereinafter referred to as the “Original Agreement”) concluded between Party A, Party B, and Party C on May 18, 2021, and have concluded this memorandum (hereinafter referred to as “this Memorandum”) on the purchase quantity of Recycled PET Resin for fiscal year 2023.

Terms not specifically defined in this Memorandum shall have the meanings defined in the Original Agreement.

Article 1 (Agreed Matters)

1. Party A shall purchase the following quantities of recycled PET resin from September to December 2023.

2023
Actual Results								Forecast
Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Total
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

September: [**] tons

October: [**] tons

November: [**] tons

December: [**] tons

Total for Fiscal Year 2023: [**] tons

2. In executing the withdrawal plan of the preceding paragraph, if Party A needs to store the Recycled PET Resin in its original form at the time of shipment by Party C at the following designated warehouse, [**] shall bear the storage cost.

Designated Warehouse: [**]

3. Party A can deduct from the purchase quantity of Recycled PET Resin for fiscal year 2024, which is [**] tons and presented in the Original Agreement, any quantity that exceeded the initial agreed quantity for fiscal year 2023 of [**] tons (hereinafter referred to as “Excess Quantity for Fiscal Year 2023”).

4. [**] can bill [**] all at once in January of fiscal year 2024 for ¥[**] per kg of Excess Quantity for Fiscal Year 2023 that Party A actually withdrew.

Article 2 (Confidentiality)

Party A, Party B, and Party C shall not disclose the contents of this Memorandum or any information obtained from each other in relation to this Memorandum to any third party without prior written consent from each other, nor shall they use it for any purpose other than fulfilling this Memorandum.

Article 3 (Separate Consultation)

Matters not stipulated in this Memorandum and matters that raise doubts about the interpretation of this Memorandum shall be decided upon consultation in good faith between Party A, Party B, and Party C.

Article 4 (Agreed Jurisdiction)

Party A, Party B, and Party C agree that Tokyo District Court shall have jurisdiction over all disputes related to this Memorandum.

Article 5 (Effective Period)

This Memorandum shall come into effect on September 29, 2023, and its effective period thereafter shall be the same as that of the Original Agreement.

In witness whereof, three copies of this document have been prepared, each signed and sealed by Parties A, B, and C, each retaining one copy.

September 29, 2023

Party A:

1-23-1 Azumabashi, Sumida-ku, Tokyo

Asahi Soft Drinks Co., Ltd.

President and Representative Director: Taichi Yoneme

Party B:

12-2 Ogimachi, Kawasaki-ku, Kawasaki City, Kanagawa Prefecture

JEPLAN, Inc.

President and Representative Director: Masaki Takao

Party C:

12-2 Ogimachi, Kawasaki-ku, Kawasaki City, Kanagawa Prefecture

PET Refine Technology Co., Ltd.

President and Representative Director: Daigo Iga

Pursuant to Item 601(b)(10)(iv) of Regulation S-K, certain confidential information has been excluded from this document because JEPLAN, Inc. (“JEPLAN”) has determined that the information (i) is both not material and (ii) is the type that JEPLAN treats as private or confidential. Such information is marked in the document by exhibit with an asterisk [**].